Exhibit 99.1

ZORAN CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Quarterly Report of Zoran Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Levy Gerzberg, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with requirement of Section 13(a) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:  November 14, 2002

/s/ Levy Gerzberg
Levy Gerzberg
President and Chief Executive Officer